SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):   June 7, 2005


                              THE DRESS BARN, INC.
             (Exact name of registrant as specified in its charter)


                                   Connecticut
                 (State or other Jurisdiction of Incorporation)


0-11736                                                06-0812960
Commission File                                     (I.R.S. Employer
Number)                                             Identification No.)


30 Dunnigan Drive, Suffern, New York                      10901
(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code:      (845) 369-4500

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

--------------------------------------------------------------------------------

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
ITEM 8.01 OTHER EVENTS.

     On June 7, 2005, The Dress Barn, Inc. (the "Company") issued a news release announcing the Company's participation at the Piper Jaffray Consumer Conference. A copy of the news release is attached to this Form 8-K as Exhibit 99.1.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.


(c)       Exhibits

Exhibit   Description

99.1      Press Release of The Dress Barn, Inc. Issued June 7, 2005
          Dress Barn Announces Participation in the Piper Jaffray 25th Annual Consumer Conference


SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       THE DRESS BARN INC.
                                       (Registrant)


Date: June 7, 2005                 BY: /S/ ARMAND CORREIA
                                           Armand Correia
                                           Senior Vice President
                                           (Principal Financial
                                           and Accounting Officer)

                                  EXHIBIT INDEX


Exhibit Number   Description
--------------   --------------------------------------------------------

99.1 Press Release of The Dress Barn, Inc. Issued June 7, 2005 Dress Barn Announces Participation in the Piper Jaffray 25th Annual Consumer Conference